UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On January 30, 2024, Notable Labs, Ltd. (the “Company”) dismissed Kesselman & Kesselman C.P.A.s, a member of PricewaterhouseCoopers International Limited, effective immediately, as its independent registered public accounting firm (after receiving approval of the Audit Committee of the Company’s Board of Directors).

Kesselman & Kesselman C.P.A.’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through January 30, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Kesselman & Kesselman C.P.A.s on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Kesselman & Kesselman C.P.A.’s satisfaction, would have caused Kesselman & Kesselman C.P.A.s to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kesselman & Kesselman C.P.A.s with a copy of the above disclosures and requested that Kesselman & Kesselman C.P.A.s furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Kesselman & Kesselman C.P.A.s letter dated February 2, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Newly Engaged Independent Registered Public Accounting Firm

On January 30, 2024, the Company engaged, subject to customary intake procedures and stockholder approval under applicable Israeli law, WithumSmith+Brown, PC as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2023 (after receiving approval of the Audit Committee of the Company’s Board of Directors).

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through January 30, 2024, neither the Company nor anyone on its behalf has consulted with WithumSmith+Brown, PC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that WithumSmith+Brown, PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Kesselman & Kesselman C.P.A.s addressed to the Securities and Exchange Commission dated February 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date: February 2, 2024	By:	/s/ Thomas A. Bock
	Name:	Thomas A. Bock
	Title:	Chief Executive Officer